UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02671

Deutsche DWS Municipal Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2019

ITEM 1.	REPORT TO STOCKHOLDERS

May 31, 2019

Annual Report

to Shareholders

DWS Strategic High Yield Tax-Free Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
13	Investment Portfolio
35	Statement of Assets and Liabilities
37	Statement of Operations
38	Statements of Changes in Net Assets
39	Financial Highlights

43	Notes to Financial Statements
54	Report of Independent Registered Public Accounting Firm
56	Information About Your Fund’s Expenses
57	Tax Information
58	Advisory Agreement Board Considerations and Fee Evaluation
63	Board Members and Officers
67	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. The Fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the Fund’s gains or losses. Although the Fund seeks income that is exempt from federal income taxes, a portion of the Fund’s distributions may be subject to federal, state and local taxes, including the alternative minimum tax. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE    MAY LOSE VALUE NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Strategic High Yield Tax-Free Fund

Letter to Shareholders

Dear Shareholder:

Despite shifting political sands — most notably the trade negotiations between China and the United States (the “U.S.”) — the economy continues to be resilient. A robust labor market, strong home sales, consumer confidence and other key metrics indicate that the underpinnings of the economy remain intact.

Looking ahead, while our Americas Chief Investment Officer (“CIO”) believes the U.S.-China trade conflict may de-escalate over the coming months, he notes that it is most likely to weigh on manufacturing activity. Since certain aspects of the conflict, such as intellectual property protection and other China reforms, will not happen quickly, the conflict could prolong into the second half of the year. In any event, uncertainty may well lead to continued market volatility. Against this backdrop, we see little near-term impetus for a resurgence in growth in the emerging markets beyond the stimulus efforts that are already underway in China.

Of course, these issues and their potential implications around the world bear close watching. Our CIO Office and global network of analysts diligently monitor these matters to determine when and what, if any, strategic or tactical adjustments are warranted. We invite you to access these views often to understand the changing landscape and, most important, what it may mean for you.

While our diverse expertise in Active, Passive and Alternatives asset management — as well as our deep environmental, social and governance focus — complement each other when creating targeted investment strategies for our clients, the on-the-ground-knowledge of our economists, research analysts and investment professionals are brought together in one consistent global CIO View, which guides our strategic investment approach. We are local while being one global team with approximately 3,600 employees in offices all over the world. As always, we urge you to visit the “Insights” section of our Web site, dws.com, to review our most current market and economic perspectives.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results. There is no assurance provided that any investment objective will be achieved.

DWS Strategic High Yield Tax-Free Fund	|	3

Portfolio Management Review	(Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

Investment Process

The Fund invests in a wide variety of municipal bonds. These include general obligation bonds, for which payments of principal and interest are secured by the full faith and credit of the issuer and usually supported by the issuer’s taxing power. In addition, securities held may include revenue bonds, for which principal and interest are secured by revenues from tolls, rents or other fees gained from the facility that was built with the bond issue proceeds.

The Fund’s management team seeks to hold municipal bonds that appear to offer the best opportunity to meet the Fund’s objective of providing a high level of income exempt from regular federal income tax. In selecting securities, the managers weigh a number of factors against each other, from economic outlooks and possible interest rate movements to characteristics of specific securities such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market. Although portfolio management may adjust the Fund’s duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Bloomberg Barclays Municipal Bond Index, generally between five and nine years.

DWS Strategic High Yield Tax-Free Fund posted a return of 4.62% for the period ended May 31, 2019. The overall investment grade municipal bond market, as measured by the unmanaged Bloomberg Barclays Municipal Bond Index, delivered a total return of 6.40% for the same period. The average fund in the Morningstar High Yield Muni category returned 6.48% for the 12 months ended May 31, 2019.

Performance for the broader fixed income markets was supported over the period by a decline in U.S. Treasury yields which boosted bond prices. The move lower in Treasury yields was driven in large part by a flight to quality on the part of global investors at various points during the 12 months, most notably in late 2018.

4	|	DWS Strategic High Yield Tax-Free Fund

From a demand perspective, municipal bond prices came under pressure in the fourth quarter of 2018 as tax-free mutual funds experienced substantial outflows from investors seeking to get ahead of anticipated interest rate increases by the U.S. Federal Reserve. Market sentiment recovered entering 2019 as the Fed pivoted to a more dovish stance, signaling that short-term rate hikes were being put on hold and announcing an early end to its balance sheet reduction program involving longer-term government-backed securities. Municipal bond performance was additionally supported by inflows into municipal bond funds. According to Lipper FMI, mutual funds have received over $37 billion in flows year to date through May, the highest level of flows for this period since the data series began in 1992.

“Market sentiment recovered entering 2019 as the Fed pivoted to a more dovish stance.”

Yields declined along the length of the municipal curve over the 12 months ended May 31, 2019. Specifically, the two-year bond yield fell from 1.75% to 1.39%, the five-year from 1.99% to 1.42%, the 10-year from 2.41% to 1.65%, the 20-year from 2.77% to 2.14%, and the 30-year from 2.87% to 2.32%. (See the graph below for municipal bond yield changes from the beginning to the end of the period.) For the 12 months, municipal market credit spreads — the incremental yield offered by lower-quality issues vs. AAA-rated issues — generally tightened.

Municipal Bond Yield Curve (as of 5/31/19 and 5/31/18)

Source: Municipal Market Data, AAA-rated universe, as of 5/31/19.

Chart is for illustrative purposes only and does not represent any DWS product.

DWS Strategic High Yield Tax-Free Fund	|	5

Positive and Negative Contributors to Fund Performance

Positioning with respect to issues rated below-investment-grade weighed on relative performance, as the Fund was overweight the segment during the sell-off in risk markets seen in late 2018. Exposure to issues backed by the Tobacco Master Settlement Agreement acted as a drag on return as the highly liquid sector was negatively affected by high yield fund outflows in the fourth quarter of 2018 and weaker fundamentals.

Within the investment grade portion of the portfolio, the Fund’s performance was aided by an overweighting of revenue bonds vs. general obligations, in particular healthcare bonds. Overweight exposure to State of Illinois credits added to relative performance as tax receipts surprised to the upside and a proposed graduated income tax improved the funding outlook for the state’s pension system. An overweight to prerefunded issues acted as a drag on performance, as the segment lagged longer-duration, lower quality issues

The Fund’s positioning along the yield curve was a positive contributor to performance relative to the benchmark over the 12 months. Specifically, the Fund was underweight the 5- to 7-year segment of the yield curve and overweight issues in the 15- to 30-year maturity range, aiding performance as longer maturities benefited the most from falling rates.

Outlook and Positioning

At the end of the period, municipal yields were at fairly low levels by historical standards, both in absolute terms and relative to U.S. Treasury yields. As of the end of May 2019, the two-year municipal bond yield of 1.39% was 72.4% of the comparable-maturity U.S. Treasury bond yield before taking into account the tax advantage of municipals. The 10-year municipal bond yield of 1.65% was 77.8% of the comparable-maturity U.S. Treasury bond yield, while the 30-year municipal yield of 2.32% was 90.3% of the comparable U.S. Treasury yield.

We continue to view the municipal curve between 10 and 30 years as reasonably steep and are comfortable with maintaining our overweight compared to the benchmark to longer maturities in the 25–30 year range.

We view credit spreads as approaching full value. As we look for opportunities to add income to the portfolio by purchasing securities rated BBB and below, we continue to perform careful analysis of each security’s risk/reward profile, while also maintaining a focus on liquidity. We continue to closely examine bond covenants on newer issues, as protections generally have become less favorable in an environment where many municipal issues have been oversubscribed.

6	|	DWS Strategic High Yield Tax-Free Fund

Portfolio Management Team

Ashton P. Goodfield, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2014.

–	Joined DWS in 1986.

–	Co-Head of Municipal Bonds.

–	BA, Duke University.

Carol L. Flynn, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2014.

–	Joined DWS in 1994.

–	Co-Head of Municipal Bonds.

–	BS, Duke University; MBA, University of Connecticut.

Chad Farrington, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2018 (added to the team as of December 10, 2018).

–	Joined DWS in 2018 with 20 years of industry experience; previously, worked as Portfolio Manager, Head of Municipal Research, and Senior Credit Analyst at Columbia Threadneedle.

–	BS, Montana State University.

Michael J. Generazo, Director

Portfolio Manager of the Fund. Began managing the Fund in 2018 (added to the team as of June 25, 2018).

–	Joined DWS in 1999.

–	BS, Bryant College; MBA, Suffolk University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS Strategic High Yield Tax-Free Fund	|	7

Terms to Know

The Bloomberg Barclays Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar High Yield Muni category consists of funds that invest at least 50% of their assets in high-income municipal securities that are not rated or that are rated at a level of BBB and below.

The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as “steep,” this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Credit spread is the additional yield provided by municipal bonds rated AA and below vs. municipals rated AAA with comparable effective maturity.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

8	|	DWS Strategic High Yield Tax-Free Fund

Performance Summary	May 31, 2019 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 5/31/19
Unadjusted for Sales Charge	4.62%	3.57%	5.39%
Adjusted for the Maximum Sales Charge (max 2.75% load)	1.74%	3.00%	5.10%
Bloomberg Barclays Municipal Bond Index†	6.40%	3.58%	4.58%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 5/31/19
Unadjusted for Sales Charge	3.75%	2.79%	4.60%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	3.75%	2.79%	4.60%
Bloomberg Barclays Municipal Bond Index†	6.40%	3.58%	4.58%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 5/31/19
No Sales Charges	4.88%	3.83%	5.66%
Bloomberg Barclays Municipal Bond Index†	6.40%	3.58%	4.58%

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 5/31/19
No Sales Charges	4.80%	3.83%	5.67%
Bloomberg Barclays Municipal Bond Index†	6.40%	3.58%	4.58%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 3, 2018 are 0.95%, 1.71%, 0.81% and 0.70% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund’s distributions may be subject to federal, state and local taxes and the alternative minimum tax.

DWS Strategic High Yield Tax-Free Fund	|	9

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

†

The Bloomberg Barclays Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

10	|	DWS Strategic High Yield Tax-Free Fund

	Class A	Class C	Class S	Institutional Class

Net Asset Value
5/31/19	$12.13	$12.13	$12.14	$12.14
5/31/18	$12.08	$12.09	$12.09	$12.10

Distribution Information as of 5/31/19
Income Dividends, Twelve Months	$.46	$.37	$.49	$.49
Capital Gain Dividends, Twelve Months	$.03	$.03	$.03	$.03
May Income Dividend	$.0386	$.0309	$.0412	$.0412
SEC 30-day Yield‡‡	2.65%	1.99%	2.97%	2.98%
Tax Equivalent Yield‡‡	4.48%	3.36%	5.02%	5.03%
Current Annualized Distribution Rate‡‡	3.75%	3.00%	4.00%	4.01%

‡‡

The SEC yield is net investment income per share earned over the month ended May 31, 2019, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.95% for Institutional Class, had certain expenses not been reduced. Tax equivalent yield is based on the Fund’s yield and a marginal federal income rate of 40.8%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2019. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.98% for Institutional Class, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

DWS Strategic High Yield Tax-Free Fund	|	11

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Open-End Investment Companies)	5/31/19	5/31/18
Revenue Bonds	84%	83%
General Obligation Bonds	7%	7%
Escrow to Maturity/Prerefunded Bonds	6%	7%
Lease Obligations	3%	3%
	100%	100%

Interest Rate Sensitivity	5/31/19	5/31/18
Effective Maturity	6.8 years	6.6 years
Modified Duration	5.4 years	5.5 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Modified duration is an approximate measure of a fund’s sensitivity to movements in interest rates based on the current interest rate environment.

Quality (As a % of Investment Portfolio excluding Open-End Investment Companies)	5/31/19	5/31/18
AAA	1%	1%
AA	9%	15%
A	25%	32%
BBB	28%	28%
BB	10%	7%
B	2%	1%
CC	0%	—
Not Rated	25%	16%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Top Five State/Territory Allocations (As a % of Investment Portfolio excluding Open-End Investment Companies)	5/31/19	5/31/18
Texas	13%	15%
Illinois	8%	6%
California	6%	8%
Ohio	5%	3%
Michigan	5%	4%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 67 for contact information.

12	|	DWS Strategic High Yield Tax-Free Fund

Investment Portfolio	as of May 31, 2019

	Principal Amount ($)	Value ($)
Municipal Bonds and Notes 96.9%
Alabama 0.4%
Jefferson County, AL, Sewer Revenue, Series C, Step-up Coupon, 0% to 10/1/2023, 6.9% to 10/1/2050 INS: AGMC	5,000,000	4,744,900

Arizona 3.2%

Arizona, Salt Verde Financial Corp., Gas Revenue, 5.25%, 12/1/2025	4,000,000	4,729,040

Arizona, State Industrial Development Authority, 3rd Tier Great Lakes Senior Living Revenue Communities Project:

Series C, 144A, 5.0%, 1/1/2049	1,300,000	1,339,390

Series C, 144A, 5.5%, 1/1/2054	2,700,000	2,889,567

Arizona, State Industrial Development Authority, Education Revenue, BASIS School Projects:

Series G, 144A, 5.0%, 7/1/2047	1,000,000	1,065,550

Series D, 144A, 5.0%, 7/1/2051	1,035,000	1,099,180

Series G, 144A, 5.0%, 7/1/2051	550,000	584,106

Series A, 144A, 5.25%, 7/1/2047	1,000,000	1,073,780

Arizona, State University, Green Bond, Series A, 5.0%, 7/1/2043	10,000,000	12,282,500

Glendale, AZ, Industrial Development Authority, Terrace of Phoenix Project, 5.0%, 7/1/2048	690,000	724,555

Phoenix, AZ, Industrial Development Authority, Education Facility Revenue, Leman Academy of Excellence, ORO Valley Project:

Series A, 144A, 5.0%, 7/1/2038	1,380,000	1,419,606

Series A, 144A, 5.25%, 7/1/2048	1,750,000	1,803,515

Tempe, AZ, Industrial Development Authority Revenue, Mirabella at ASU Project, Series A, 144A, 6.125%, 10/1/2047	2,545,000	2,853,734

Tempe, AZ, Industrial Development Authority Revenue, Tempe Life Care Village, Inc.:

Series A, 6.25%, 12/1/2042	1,535,000	1,628,850

Series A, 6.25%, 12/1/2046	1,400,000	1,484,224

		34,977,597

California 5.8%

California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue:

Series A-1, 5.0%, 6/1/2047	3,800,000	3,781,038

Series A-2, 5.0%, 6/1/2047	7,740,000	7,701,377

Series A-1, 5.25%, 6/1/2047	2,400,000	2,416,464

California, M-S-R Energy Authority, Series B, 7.0%, 11/1/2034	8,750,000	13,088,338

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	13

	Principal Amount ($)	Value ($)

California, Morongo Band of Mission Indians Revenue, Series B, 144A, 5.0%, 10/1/2042	1,145,000	1,274,305

California, State General Obligation, 5.5%, 3/1/2040	5,130,000	5,281,027

California, State Municipal Finance Authority Revenue, Northbay Healthcare, Series A, 5.25%, 11/1/2047	2,135,000	2,379,458

California, State Pollution Control Financing Authority, Solid Waste Disposal Revenue, Rialto Bioenergy Facility LLC Project, 144A, AMT, 7.5%, 12/1/2040	3,000,000	3,059,010

California, Statewide Communities Development Authority Revenue, Loma Linda University Medical Center:

Series A, 5.25%, 12/1/2044	1,305,000	1,439,154

Series A, 144A, 5.25%, 12/1/2056	5,515,000	6,150,824

Series A, 5.5%, 12/1/2054	1,305,000	1,447,819

Series A, 144A, 5.5%, 12/1/2058	1,130,000	1,308,303

California, Statewide Communities Development Authority Revenue, Terraces At San Joaquin Gardens Project:

Series A, 5.625%, 10/1/2032	500,000	537,935

Series A, 6.0%, 10/1/2042	1,000,000	1,078,750

Series A, 6.0%, 10/1/2047	1,000,000	1,077,120

Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue, Series A, 5.25%, 11/15/2023	620,000	704,084

Riverside County, CA, Transportation Commission Toll Revenue Senior Lien, Series A, 5.75%, 6/1/2048	2,850,000	3,153,753

San Buenaventura, CA, Community Memorial Health Systems, 7.5%, 12/1/2041	3,250,000	3,616,600

San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Revenue, Series A, 5.0%, 1/15/2050	3,555,000	3,973,139

		63,468,498

Colorado 3.6%

Colorado, E-470 Public Highway Authority Revenue, Series C, 5.375%, 9/1/2026	2,000,000	2,084,040

Colorado, High Performance Transportation Enterprise Revenue, C-470 Express Lanes, 5.0%, 12/31/2056	2,275,000	2,480,091

Colorado, Public Energy Authority, Natural Gas Purchased Revenue, 6.25%, 11/15/2028	6,365,000	8,142,872

Colorado, Regional Transportation District, Private Activity Revenue, Denver Transit Partners, 6.0%, 1/15/2041	2,000,000	2,076,580

Colorado, State Health Facilities Authority Revenue, Christian Living Community, 6.375%, 1/1/2041	1,615,000	1,749,061

Colorado, State Health Facilities Authority Revenue, Covenant Retirement Communities:

Series A, 5.0%, 12/1/2033	4,835,000	5,224,701

Series A, 5.0%, 12/1/2035	2,500,000	2,786,125

The accompanying notes are an integral part of the financial statements.

14	|	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)

Colorado, State Health Facilities Authority, Hospital Revenue, Covenant Retirement Communities Obligated Group:

Series A, 5.0%, 12/1/2043	1,630,000	1,857,352

Series A, 5.0%, 12/1/2048	2,610,000	2,961,697

Denver City & County, CO, Special Facilities Airport Revenue, United Airlines, Inc. Project, AMT, 5.0%, 10/1/2032	2,225,000	2,419,331

Denver, CO, Convention Center Hotel Authority Revenue, 5.0%, 12/1/2040	2,060,000	2,353,138

Denver, CO, Health & Hospital Authority, Certificates of Participation, 5.0%, 12/1/2048	1,170,000	1,335,953

Denver, CO, International Business Center Metropolitan District No.1, Series B, 6.0%, 12/1/2048	775,000	782,735

Denver, CO, Urban Renewal Authority, Tax Increment Revenue, 9th Urban Redevelopment Area, Series A, 144A, 5.25%, 12/1/2039	2,365,000	2,501,390

		38,755,066

Connecticut 0.7%

Connecticut, Mashantucket Western Pequot Tribe Bond, 6.05%, 7/1/2031* (PIK)	19,161,053	656,266

Connecticut, State Health & Educational Facilities Authority Revenue, Covenant Home, Inc., Series B, 5.0%, 12/1/2040	870,000	989,007

Connecticut, State Health & Educational Facility Authority Revenue, Church Home of Hartford, Inc. Project:

Series A, 144A, 5.0%, 9/1/2046	3,000,000	3,173,280

Series A, 144A, 5.0%, 9/1/2053	1,500,000	1,579,905

Hamden, CT, Facility Revenue, Whitney Center Project, Series A, 7.625%, 1/1/2030	960,000	978,720

		7,377,178

District of Columbia 0.2%

District of Columbia, Ingleside Rock Creek Project:

Series A, 5.0%, 7/1/2042	870,000	924,566

Series A, 5.0%, 7/1/2052	1,305,000	1,377,663

		2,302,229

Florida 4.2%

Collier County, FL, Industrial Development Authority, Continuing Care Community Revenue, Arlington of Naples Project, Series A, 144A, 8.125%, 5/15/2044	2,310,000	2,303,786

Florida, Capital Trust Agency, Educational Facilities Authority, Charter Educational Foundation Project, Series A, 144A, 5.375%, 6/15/2048	1,840,000	1,904,492

Florida, Capital Trust Agency, Senior Living Revenue, American Eagle Portfolio Project, Series A-1, 5.875%, 7/1/2054	5,000,000	5,718,000

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	15

	Principal Amount ($)	Value ($)

Florida, Development Finance Corp., Surface Transportation Facilities Revenue, Virgin Trains USA Passenger Rail Project, Series A, 144A, AMT, 6.5%**, 1/1/2049	2,500,000	2,516,400

Florida, Halifax Hospital Medical Center, 5.0%, 6/1/2036	890,000	1,001,179

Florida, State Development Finance Corp., Learning Gate Community School Project:

Series A, 5.0%, 2/15/2038	350,000	380,356

Series A, 5.0%, 2/15/2048	1,150,000	1,244,771

Florida, State Development Finance Corp., Solid Waste Disposal Revenue, 144A, AMT, 5.0%, 5/1/2029	1,500,000	1,638,315

Florida, State Mid-Bay Bridge Authority, Series A, 5.0%, 10/1/2035	1,030,000	1,163,158

Florida, Village Community Development District No. 12, Special Assessment Revenue:

144A, 4.25%, 5/1/2043	2,500,000	2,616,275

144A, 4.375%, 5/1/2050	2,100,000	2,203,425

Florida, Village Community Development District No. 9, Special Assessment Revenue:

5.5%, 5/1/2042	1,305,000	1,385,075

7.0%, 5/1/2041	1,495,000	1,644,321

Greater Orlando, FL, Aviation Authority Airport Facilities Revenue, Jetblue Airways Corp. Project, AMT, 5.0%, 11/15/2026	1,500,000	1,623,555

Lake County, FL, Senior Living Revenue, Village Veranda at Lady Lake Project, Series A-1, 144A, 7.125%, 1/1/2052	2,700,000	2,755,701

Lee County, FL, Airport Revenue, Series A, AMT, 5.375%, 10/1/2032	1,750,000	1,872,342

Martin County, FL, Health Facilities Authority, Martin Memorial Medical Center, Prerefunded, 5.5%, 11/15/2042	3,040,000	3,331,870

Miami Beach, FL, Health Facilities Authority, Mount Sinai Medical Center, 5.0%, 11/15/2029	1,000,000	1,100,930

Miami-Dade County, FL, Double Barreled Aviation, 5.0%, 7/1/2041	5,000,000	5,168,400

Miami-Dade County, FL, Health Facilities Authority Hospital Revenue, Nicklaus Children’s Hospital:

5.0%, 8/1/2036	790,000	930,857

5.0%, 8/1/2037	1,010,000	1,186,366

Tallahassee, FL, Health Facilities Revenue, Memorial Healthcare, Inc. Project:

Series A, 5.0%, 12/1/2044	1,200,000	1,330,428

Series A, 5.0%, 12/1/2055	1,120,000	1,242,562

		46,262,564

Georgia 2.1%

Americus-Sumter County, GA, Hospital Authority, Magnolia Manor Obligated Group, Series A, 6.375%, 5/15/2043	4,000,000	4,352,720

The accompanying notes are an integral part of the financial statements.

16	|	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)

Atlanta, GA, Tax Allocation, Beltline Project:

Series B, 5.0%, 1/1/2029	3,450,000	4,143,623

Series B, 5.0%, 1/1/2030	1,715,000	2,048,516

DeKalb County, GA, Water & Sewer Revenue, Series A, 5.25%, 10/1/2032	820,000	885,231

Fulton County, GA, Residential Care Facilities for Elderly Authority, Retirement Facilities Revenue, Lenbrook Square Foundation, Inc., 5.0%, 7/1/2042	5,400,000	5,860,134

Gainesville & Hall County, GA, Hospital Authority, Northeast Georgia Health System, Inc. Project:

Series A, 5.25%, 8/15/2049	500,000	574,820

Series A, 5.5%, 8/15/2054	1,820,000	2,121,701

Georgia, Main Street Natural Gas, Inc., Gas Project Revenue, Series A, 5.5%, 9/15/2024	2,440,000	2,856,166

		22,842,911

Guam 0.5%

Guam, Government Waterworks Authority, Water & Wastewater System Revenue, 5.0%, 7/1/2040	1,040,000	1,167,993

Guam, International Airport Authority Revenue, Series C, AMT, 6.375%, 10/1/2043	1,610,000	1,868,920

Guam, Port Authority Revenue, Series A, 5.0%, 7/1/2048	800,000	917,768

Guam, Power Authority Revenue, Series A, 5.0%, 10/1/2034	1,200,000	1,279,548

		5,234,229

Illinois 8.6%

Chicago, IL, Board of Education:

Series A, 5.0%, 12/1/2030	505,000	571,781

Series A, 5.0%, 12/1/2032	965,000	1,083,270

Series A, 5.0%, 12/1/2033	740,000	827,638

Series A, 5.0%, 12/1/2034	290,000	323,202

Series H, 5.0%, 12/1/2036	2,430,000	2,676,086

Chicago, IL, General Obligation:

Series A, 5.0%, 1/1/2044	4,000,000	4,368,720

5.25%, 1/1/2033	2,000,000	2,158,380

5.5%, 1/1/2037	3,000,000	3,294,600

Series A, 5.5%, 1/1/2049	4,605,000	5,232,247

Chicago, IL, O’Hare International Airport, Airport Revenue, Third Lien, Series A, 5.75%, 1/1/2039	1,595,000	1,693,523

Chicago, IL, O’Hare International Airport, Special Facility Revenue, AMT, 5.0%, 7/1/2048	1,185,000	1,359,444

Illinois, Finance Authority Revenue, The Admiral at Lake Project:

Series A, Prerefunded, 7.75%, 5/15/2030	1,675,000	1,771,765

Series A, Prerefunded, 8.0%, 5/15/2040	1,000,000	1,059,810

Series A, Prerefunded, 8.0%, 5/15/2046	3,500,000	3,709,335

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	17

	Principal Amount ($)	Value ($)

Illinois, Metropolitan Pier & Exposition Authority Revenue, McCormick Place Expansion Project, Series B, 5.0%, 6/15/2052	4,435,000	4,630,051

Illinois, State Finance Authority Revenue, Friendship Village of Schaumburg:

5.0%, 2/15/2037	1,000,000	923,580

5.125%, 2/15/2045	7,500,000	6,744,375

Illinois, State Finance Authority Revenue, OSF Healthcare Systems, Series A, 5.0%, 5/15/2041	5,265,000	5,595,010

Illinois, State Finance Authority Revenue, Park Place of Elmhurst Project, Series C, 2.0%, 5/15/2055*	900,000	44,829

Illinois, State Finance Authority Revenue, The Admiral at Lake Project, 5.25%, 5/15/2054	5,400,000	5,555,250

Illinois, State Finance Authority Revenue, Three Crowns Park Obligated Group, 5.25%, 2/15/2047	2,425,000	2,604,111

Illinois, State General Obligation:

5.0%, 2/1/2027	6,925,000	7,936,604

Series A, 5.0%, 10/1/2033	4,970,000	5,633,495

Series B, 5.0%, 10/1/2033	3,150,000	3,570,525

5.0%, 1/1/2035	1,800,000	1,970,046

Series A, 5.0%, 5/1/2035	5,000,000	5,610,200

Series A, 5.0%, 12/1/2038	2,890,000	3,193,797

Series A, 5.0%, 12/1/2039	6,210,000	6,847,457

Springfield, IL, Electric Revenue, Senior Lien, Senior Lien, 5.0%, 3/1/2040, INS: AGMC	1,935,000	2,166,368

		93,155,499

Indiana 2.5%

Indiana, State Finance Authority Revenue, BHI Senior Living Obligated Group, Series A, 5.25%, 11/15/2046	3,635,000	4,062,076

Indiana, State Finance Authority Revenue, Educational Facilities, Rock Creek Community Academy Inc., Project:

Series A, 144A, 5.875%, 7/1/2038	1,340,000	1,403,730

Series A, 144A, 6.125%, 7/1/2048	3,660,000	3,862,984

Indiana, State Finance Authority Revenue, Greencroft Obligation Group, Series A, 7.0%, 11/15/2043	2,290,000	2,564,319

Indiana, State Finance Authority, Exempt Facilities Revenue, Green Bond, RES Plyflow Indiana LLC, Project, 144A, AMT, 7.0%, 3/1/2039	2,335,000	2,407,198

Indiana, State Finance Authority, Health Facilities Revenue, Baptist Healthcare System, Series A, 5.0%, 8/15/2051	5,000,000	5,624,450

Valparaiso, IN, Exempt Facilities Revenue, Pratt Paper LLC Project, AMT, 7.0%, 1/1/2044, GTY: Pratt Industries (U.S.A.), Inc.	6,220,000	7,291,644

		27,216,401

The accompanying notes are an integral part of the financial statements.

18	|	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)
Iowa 0.7%

Iowa, State Finance Authority Revenue, Lifespace Communities, Inc.:

Series A, 5.0%, 5/15/2043	2,635,000	2,901,214

Series A, 5.0%, 5/15/2047	900,000	979,434

Series A, 5.0%, 5/15/2048	3,535,000	3,878,956

		7,759,604

Kansas 0.6%

Kansas, State Development Finance Authority Revenue, Village Shalom Project, Series A, 5.25%, 11/15/2053	4,500,000	4,711,410

Wyandotte County, KS, Unified Government, Legends Apartments Garage & West Lawn Project, 4.5%, 6/1/2040	1,655,000	1,703,789

		6,415,199

Kentucky 2.5%

Kentucky, Economic Development Finance Authority, Hospital Facilities Revenue, Owensboro Medical Health Systems, Series A, Prerefunded, 6.5%, 3/1/2045	15,000,000	15,736,950

Kentucky, Public Transportation Infrastructure Authority Toll Revenue, 1st Tier-Downtown Crossing, Series A, 6.0%, 7/1/2053	7,195,000	7,938,531

Kentucky, State Economic Development Finance Authority, Owensboro Health, Inc., Obligated Group:

Series A, 5.0%, 6/1/2045	1,275,000	1,407,460

Series A, 5.25%, 6/1/2041	1,915,000	2,166,440

		27,249,381

Louisiana 1.7%

Louisiana, Local Government Environmental Facilities & Community Development, Westlake Chemical Corp., Series A, 6.5%, 8/1/2029	6,055,000	6,391,719

Louisiana, New Orleans Aviation Board, General Airport North Terminal, Series B, AMT, 5.0%, 1/1/2048	710,000	806,311

Louisiana, Public Facilities Authority Revenue, Ochsner Clinic Foundation Project, Prerefunded, 5.0%, 5/15/2047	10,000	12,190

Louisiana, Public Facilities Authority, Hospital Revenue, Lafayette General Medical Center, 5.5%, 11/1/2040	5,000,000	5,139,250

Louisiana, State Local Government Environmental Facilities & Community Development Authority Revenue, Westlake Chemical Corp. Project, 3.5%, 11/1/2032	2,810,000	2,911,104

Louisiana, Tobacco Settlement Financing Corp. Revenue, Series A, 5.25%, 5/15/2035	1,820,000	1,988,350

Shreveport, LA, Water & Sewer Revenue, Junior Lien, Series B, 4.0%, 12/1/2044, INS: AGMC	1,000,000	1,086,880

		18,335,804

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	19

	Principal Amount ($)	Value ($)
Maine 0.9%
Maine, Health & Higher Educational Facilities Authority Revenue, Maine General Medical Center, 6.75%, 7/1/2036	9,000,000	9,772,380

Maryland 2.1%

Maryland, State Economic Development Corp. Revenue, Transportation Facilities Project, Series A, 5.0%, 6/1/2035	1,250,000	1,481,000

Maryland, State Health & Higher Educational Facilities Authority Revenue, Adventist Healthcare:

Series A, 5.5%, 1/1/2046	11,080,000	12,842,052

Series A, 6.125%, 1/1/2036	3,250,000	3,564,307

Maryland, State Health & Higher Educational Facilities Authority Revenue, Mercy Medical Center, 6.25%, 7/1/2031	2,500,000	2,710,475

Rockville, MD, Mayor & Council Economic Development Revenue, Ingelside at King Farm Project:

Series B, 5.0%, 11/1/2042	910,000	984,238

Series B, 5.0%, 11/1/2047	1,365,000	1,472,153

		23,054,225

Massachusetts 0.4%

Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility:

Series B, 11/15/2056*	430,598	120,994

144A, 5.0%, 11/15/2038	590,000	644,020

144A, 5.125%, 11/15/2046	590,000	643,218

Massachusetts, State Development Finance Agency Revenue, Tufts Medical Center, Series I, Prerefunded, 7.25%, 1/1/2032	900,000	979,056

Massachusetts, State Educational Financing Authority, Series B, AMT, 3.0%, 7/1/2035 (a)	2,000,000	2,038,760

		4,426,048

Michigan 3.5%

Dearborn, MI, Economic Development Corp. Revenue, Limited Obligation, Henry Ford Village:

7.0%, 11/15/2038	4,500,000	4,293,450

7.125%, 11/15/2043	1,500,000	1,427,700

144A, 7.5%, 11/15/2044	1,490,000	1,456,862

Detroit, MI, Water & Sewerage Department, Sewerage Disposal System Revenue, Series A, 5.25%, 7/1/2039	2,100,000	2,285,220

Detroit, MI, Water Supply Systems Revenue, Series A, 5.75%, 7/1/2037	7,590,000	8,200,008

Kalamazoo, MI, Economic Development Corp. Revenue, Limited Obligation, Heritage Community:

5.375%, 5/15/2027	1,000,000	1,000,740

5.5%, 5/15/2036	1,000,000	1,000,390

The accompanying notes are an integral part of the financial statements.

20	|	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)

Kentwood, MI, Economic Development Corp., Limited Obligation, Holland Home, 5.625%, 11/15/2041	3,750,000	3,980,963

Michigan, State Finance Authority Revenue, Detroit Water & Sewer, Series C-3, 5.0%, 7/1/2033, INS: AGMC	1,820,000	2,070,942

Michigan, State Finance Authority Revenue, Detroit Water & Sewer Department, Series C, 5.0%, 7/1/2035	910,000	1,044,789

Michigan, State Finance Authority Revenue, Trinity Health Corp., 5.0%, 12/1/2031	10,910,000	11,766,762

		38,527,826

Minnesota 0.8%

Bethel, MN, Senior Housing Revenue, Lodge at Stillwater LLC Project:

5.0%, 6/1/2048	920,000	963,093

5.0%, 6/1/2053	550,000	572,797

5.25%, 6/1/2058	1,495,000	1,576,582

Duluth, MN, Economic Development Authority, Health Care Facilities Revenue, Essentia Health Obligated Group:

Series A, 5.0%, 2/15/2048	1,000,000	1,156,390

Series A, 5.0%, 2/15/2053	2,815,000	3,229,931

St. Paul, MN, Housing & Redevelopment Authority, Charter School Lease Revenue, Metro Deaf School Project, Series A, 144A, 5.0%, 6/15/2048	1,000,000	1,025,070

		8,523,863

Mississippi 1.3%

Lowndes County, MS, Solid Waste Disposal & Pollution Control Revenue, Weyerhaeuser Co. Project, Series A, 6.8%, 4/1/2022	5,500,000	6,112,480

Mississippi, State Business Finance Corp., Solid Waste Disposal Revenue, Waste Pro U.S.A., Inc. Project, AMT, 144A, 5.0%**, 2/1/2036	2,145,000	2,275,266

Warren County, MS, Gulf Opportunity Zone, International Paper Co.:

Series A, 5.375%, 12/1/2035	1,000,000	1,083,290

Series A, 5.8%, 5/1/2034, GTY: International Paper Co.	4,000,000	4,142,560

		13,613,596

Missouri 2.4%

Kansas City, MO, Land Clearance Redevelopment Authority Project Revenue, Convention Center Hotel Project:

Series B, 144A, 5.0%, 2/1/2050	1,780,000	1,882,332

Series B, 144A, 5.0%, 2/1/2040	1,300,000	1,397,227

Kirkwood, MO, Industrial Development Authority, Retirement Community Revenue, Aberdeen Heights, Series A, 5.25%, 5/15/2042	2,325,000	2,545,991

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	21

	Principal Amount ($)	Value ($)

Lee’s Summit, MO, Industrial Development Authority, Senior Living Facilities Revenue, John Knox Village Project:

Series A, 5.0%, 8/15/2042	2,500,000	2,716,250

Series A, 5.0%, 8/15/2046	3,500,000	3,736,600

Series A, 5.25%, 8/15/2039	1,710,000	1,836,694

Missouri, State Health & Educational Facilities Authority Revenue, Medical Research, Lutheran Senior Services, Series A, 5.0%, 2/1/2046	665,000	725,136

Missouri, State Health & Educational Facilities Authority, Lutheran Senior Services, 6.0%, 2/1/2041	2,250,000	2,364,052

St. Louis County, MO, Industrial Development Authority, Senior Living Facilities, Friendship Village St. Louis Obligation Group, Series A, 5.25%, 9/1/2053	2,500,000	2,796,150

St. Louis County, MO, Industrial Development Authority, Senior Living Facilities, St. Andrews Resources for Seniors Obligated Group, Series A, 5.125%, 12/1/2045	3,635,000	3,866,768

St. Louis, MO, Industrial Development Authority Financing Revenue, Ballpark Village Development Project, Series A, 4.75%, 11/15/2047	2,275,000	2,380,924

		26,248,124

Nebraska 0.6%

Douglas County, NE, Hospital Authority No. 3, Health Facilities Revenue, State Methodist Health System, 5.0%, 11/1/2045	1,850,000	2,067,227

Scotts Bluff County, NE, Hospital Authority, Regional West Medical Center, Series A, 5.25%, 2/1/2037	4,000,000	4,436,000

		6,503,227

Nevada 0.5%

Carson City, NV, Hospital Revenue, Carson Tahoe Regional Medical Centre, Series A, 5.0%, 9/1/2047	1,000,000	1,121,000

Nevada, Director of the State Department of Business & Industry Environment, Fulcrum Sierra Biofuels LLC Project, AMT, 144A, 6.25%, 12/15/2037	2,500,000	2,756,775

Reno, NV, Sales Tax Revenue, Transportation Rail Access, Series C, 144A, Zero Coupon, 7/1/2058	9,000,000	1,172,700

		5,050,475

New Hampshire 1.2%

New Hampshire, State Health & Education Facilities Authority Revenue, Rivermead Retirement Community:

Series A, 6.625%, 7/1/2031	700,000	746,284

Series A, 6.875%, 7/1/2041	2,825,000	3,004,783

New Hampshire, State Health & Educational Facilities Authority Revenue, Elliot Hospital Obligation Group, 5.0%, 10/1/2038	3,835,000	4,409,406

The accompanying notes are an integral part of the financial statements.

22	|	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)

New Hampshire, State Health & Educational Facilities Authority Revenue, Hillside Village:

Series A, 144A, 6.125%, 7/1/2037	900,000	971,361

Series A, 144A, 6.125%, 7/1/2052	2,700,000	2,900,124

Series A, 144A, 6.25%, 7/1/2042	1,090,000	1,179,402

		13,211,360

New Jersey 3.4%

New Jersey, State Economic Development Authority Revenue:

5.0%, 6/15/2028	450,000	483,309

Series DDD, 5.0%, 6/15/2042	1,385,000	1,550,688

Series BBB, 5.5%, 6/15/2030	8,975,000	10,610,335

New Jersey, State Economic Development Authority, Motor Vehicle Surcharge Revenue, Series A, 5.0%, 7/1/2033	880,000	1,007,424

New Jersey, State Economic Development Authority, Special Facilities Revenue, Continental Airlines, Inc. Project, Series B, AMT, 5.625%, 11/15/2030	2,500,000	2,869,700

New Jersey, State Economic Development Authority, Special Facility Revenue, Port Newark Container Terminal LLC Project, AMT, 5.0%, 10/1/2047	3,000,000	3,315,300

New Jersey, State Health Care Facilities Financing Authority, 5.0%, 10/1/2038	4,000,000	4,533,320

New Jersey, State Health Care Facilities Financing Authority Revenue, University Hospital, Series A, 5.0%, 7/1/2046, INS: AGMC	1,820,000	2,037,690

New Jersey, Tobacco Settlement Financing Corp., Series B, 5.0%, 6/1/2046	9,750,000	10,427,040

		36,834,806

New Mexico 0.7%
Farmington, NM, Pollution Control Revenue, Public Service Co. of New Mexico, Series C, 5.9%, 6/1/2040	7,500,000	7,788,000

New York 3.0%

Hudson, NY, Yards Infrastructure Corp. Revenue, Fiscal 2012:

Series A, 5.25%, 2/15/2047	4,780,000	5,064,123

Series A, Prerefunded, 5.25%, 2/15/2047	220,000	234,536

Series A, 5.75%, 2/15/2047	2,665,000	2,845,367

Series A, Prerefunded, 5.75%, 2/15/2047	125,000	134,305

New York, Brooklyn Arena Local Development Corp., Pilot Revenue, Barclays Center Project, Series A, 4.0%, 7/15/2035, INS: AGMC	455,000	498,102

New York, State Dormitory Authority Revenues, Non-State Supported Debt, Orange Regional Medical Center, 144A, 5.0%, 12/1/2045	1,000,000	1,110,400

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	23

	Principal Amount ($)	Value ($)

New York, State Liberty Development Corp. Revenue, World Trade Center Project, Class 1-3, 144A, 5.0%, 11/15/2044	8,000,000	8,747,920

New York, State Transportation Development Corp., Special Facilities Revenue, American Airlines, Inc., John F. Kennedy International Airport Project, AMT, 5.0%, 8/1/2031, GTY: American Airlines Group	1,555,000	1,635,254

New York, State Transportation Development Corp., Special Facilities Revenue, Delta Air Lines, Inc., LaGuardia Airport C&D Redevelopment:

AMT, 5.0%, 1/1/2033	835,000	986,110

AMT, 5.0%, 1/1/2034	835,000	982,803

New York, State Transportation Development Corp., Special Facilities Revenue, Delta Air Lines, Inc., Laguardia Airport C&D Redevelopment, AMT, 5.0%, 1/1/2036	835,000	976,357

New York, TSASC, Inc., Series A, 5.0%, 6/1/2041	595,000	647,491

New York & New Jersey Port Authority, Special Obligation Revenue, JFK International Air Terminal LLC, 6.0%, 12/1/2042	5,795,000	6,136,036

Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project, 5.7%, 1/1/2028	1,765,000	1,684,816

Syracuse, NY, Industrial Development Agency, Carousel Center Project:

Series A, AMT, 5.0%, 1/1/2035	335,000	354,363

Series A, AMT, 5.0%, 1/1/2036	1,050,000	1,106,952

		33,144,935

North Carolina 0.7%

Charlotte, NC, Airport Revenue, Series A, 5.0%, 7/1/2039	1,450,000	1,498,053

North Carolina, Medical Care Commission, Retirement Facilities Revenue, First Mortgage-Aldersgate, 5.0%, 7/1/2045	3,320,000	3,482,780

North Carolina, State Medical Care Commission, Retirement Facilities Revenue, Aldersgate United Methodist Retirement Community, Inc., Series A, 5.0%, 7/1/2047	2,300,000	2,441,013

		7,421,846

North Dakota 0.6%

Grand Forks, ND, Health Care System Revenue, Altru Health System, 5.0%, 12/1/2032	2,000,000	2,128,760

Ward County, ND, Health Care Facilities Revenue, Trinity Obligation Group:

Series C, 5.0%, 6/1/2043	2,080,000	2,323,838

Series C, 5.0%, 6/1/2048	2,365,000	2,626,475

		7,079,073

The accompanying notes are an integral part of the financial statements.

24	|	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)
Ohio 5.3%

Buckeye, OH, Tobacco Settlement Financing Authority:

Series A-2, 5.875%, 6/1/2047	12,100,000	11,661,375

Series A-3, 6.25%, 6/1/2037	6,000,000	6,020,040

Centerville, OH, Health Care Revenue, Graceworks Lutheran Services, 5.25%, 11/1/2047	2,480,000	2,684,674

Cleveland-Cuyahoga County, OH, Port Authority Cultural Facility Revenue, Playhouse Square Foundation Project, 5.5%, 12/1/2053	4,480,000	5,124,358

Hamilton County, OH, Health Care Facilities Revenue, Christ Hospital Project, 5.5%, 6/1/2042	3,100,000	3,376,706

Hamilton County, OH, Health Care Revenue, Life Enriching Communities Project:

5.0%, 1/1/2051	1,270,000	1,384,110

Series A, 5.0%, 1/1/2052	1,000,000	1,097,630

Prerefunded, 6.125%, 1/1/2031	1,605,000	1,715,440

Prerefunded, 6.625%, 1/1/2046	2,500,000	2,699,075

Lucas County, OH, Hospital Revenue, Promedica Healthcare Obligated Group, Series A, 5.25%, 11/15/2048	4,505,000	5,268,598

Ohio, Akron, Bath & Copley Joint Township Hospital District Revenue, 5.25%, 11/15/2046	10,345,000	11,875,026

Ohio, State Air Quality Development Authority, Exempt Facilities Revenue, Pratt Paper LLC Project:

AMT, 144A, 4.25%, 1/15/2038, GTY: Pratt Industries, Inc.	725,000	762,910

AMT, 144A, 4.5%, 1/15/2048, GTY: Pratt Industries, Inc.	3,115,000	3,309,096

Ohio, State Higher Educational Facility Commission Revenue, Summa Health System Obligated Group, 5.75%, 11/15/2040	1,105,000	1,143,763

		58,122,801

Oklahoma 1.4%

Oklahoma, State Development Finance Authority, Health System Revenue, OU Medicine Project:

Series B, 5.5%, 8/15/2052	1,635,000	1,922,302

Series B, 5.5%, 8/15/2057	4,235,000	4,949,826

Tulsa County, OK, Industrial Authority, Senior Living Community Revenue, Montereau, Inc. Project:

5.25%, 11/15/2045	1,175,000	1,323,167

Series A, Prerefunded, 7.25%, 11/1/2045	6,500,000	6,827,925

		15,023,220

Oregon 0.0%
Clackamas County, OR, Hospital Facilities Authority Revenue, Mary’s Woods at Marylhurst, Inc. Project, Series A, 5.0%, 5/15/2038	195,000	211,117

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	25

	Principal Amount ($)	Value ($)
Pennsylvania 3.0%

Chester County, PA, Industrial Development Authority, Special Obligation Revenue, Woodlands at Graystone Neighborhood Improvement Project, 144A, 5.125%, 3/1/2048	500,000	525,665

Lancaster County, PA, Hospital Authority, Brethren Village Project:

5.125%, 7/1/2037	900,000	968,616

5.25%, 7/1/2041	900,000	973,080

Montgomery County, PA, Higher Education & Health Authority, Philadelphia Presbyterian Homes, Inc. Project, 5.0%, 12/1/2047	2,725,000	2,953,028

Montgomery County, PA, Industrial Development Authority, Meadowood Senior Living Project:

Series A, 5.0%, 12/1/2038	415,000	456,093

Series A, 5.0%, 12/1/2048	1,085,000	1,185,406

Pennsylvania, Economic Development Finance Authority, U.S. Airways Group, Series B, 8.0%, 5/1/2029, GTY: American Airlines, Inc.	985,000	1,036,988

Pennsylvania, Economic Development Financing Authority, Sewer Sludge Disposal Revenue, Philadelphia Biosolids Facility, 6.25%, 1/1/2032	1,500,000	1,530,690

Pennsylvania, State Economic Development Financing Authority Revenue, Bridges Finco LP, AMT, 5.0%, 12/31/2034	8,005,000	9,103,046

Pennsylvania, State Economic Development Financing Authority, Exempt Facilities Revenue, PPL Energy Supply, Series A, 6.4%, 12/1/2038	1,115,000	1,178,131

Pennsylvania, State Turnpike Commission Revenue, Series A-1, 5.0%, 12/1/2041	20,000	22,643

Philadelphia, PA, Airport Revenue, Series A, 5.0%, 6/15/2035	7,085,000	7,305,060

Philadelphia, PA, Authority for Individual Development Senior Living Revenue, Wesley Enhanced Living Obligated Group:

Series A, 5.0%, 7/1/2042	1,365,000	1,459,335

Series A, 5.0%, 7/1/2049	1,590,000	1,690,854

Philadelphia, PA, Gas Works Revenue, Series 9, 5.25%, 8/1/2040	1,835,000	1,907,299

		32,295,934

Puerto Rico 1.0%

Puerto Rico, Electric Power Authority Revenue:

Series TT, 5.0%, 7/1/2025*	920,000	736,000

Series WW, 5.5%, 7/1/2038*	2,900,000	2,334,500

Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Series A-1, 5.0%, 7/1/2058	8,000,000	7,972,400

		11,042,900

The accompanying notes are an integral part of the financial statements.

26	|	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)
Rhode Island 0.6%

Rhode Island, State Health & Educational Building Corp. Revenue, Hospital Financing Lifespan Obligated Group, 5.0%, 5/15/2034	3,150,000	3,583,535

Rhode Island, Tobacco Settlement Financing Corp., Series A, 5.0%, 6/1/2040	2,345,000	2,556,120

		6,139,655

South Carolina 3.1%

Greenwood County, SC, Hospital Revenue, Self Regional Healthcare, Series B, 5.0%, 10/1/2031	1,000,000	1,080,580

Hardeeville, SC, Assessment Revenue, Anderson Tract Municipal Improvement District, Series A, 7.75%, 11/1/2039	4,184,000	4,188,310

South Carolina, State Jobs-Economic Development Authority, Hospital Revenue, Conway Hospitals, Inc., 5.25%, 7/1/2047	2,290,000	2,616,691

South Carolina, State Jobs-Economic Development Authority, Residential Facilities Revenue, Episcopal Home Still Hopes:

5.0%, 4/1/2047	1,800,000	1,906,164

5.0%, 4/1/2052	1,575,000	1,657,136

South Carolina, State Public Service Authority Revenue, Series E, 5.25%, 12/1/2055	10,360,000	11,880,641

South Carolina, State Public Service Authority Revenue, Santee Cooper, Series A, Prerefunded, 5.75%, 12/1/2043	8,890,000	10,542,207

		33,871,729

Tennessee 0.8%

Nashville & Davidson County, TN, Metropolitan Development & Housing Agency, Tax Increment Revenue, Fifth Broadway Development District, 144A, 5.125%, 6/1/2036	900,000	978,669

Tennessee, Energy Acquisition Corp., Gas Revenue, Series C, 5.0%, 2/1/2027	6,435,000	7,632,618

		8,611,287

Texas 13.2%

Central Texas, Regional Mobility Authority Revenue, Capital Appreciation:

Zero Coupon, 1/1/2030	5,000,000	3,765,750

Zero Coupon, 1/1/2032	3,500,000	2,426,025

Clifton, TX, Higher Education Finance Corp., Education Revenue, Series A, 5.75%, 8/15/2038	2,810,000	3,037,329

Clifton, TX, Higher Education Finance Corp., Education Revenue, International Leadership, Series D, 6.125%, 8/15/2048	4,485,000	4,886,093

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	27

	Principal Amount ($)	Value ($)

Harris County, TX, Cultural Education Facilities Finance Corp. Revenue, 1st Mortgage-Brazos Presbyterian Homes, Inc. Project:

Series B, Prerefunded, 7.0%, 1/1/2043	3,000,000	3,572,190

Series B, Prerefunded, 7.0%, 1/1/2048	3,000,000	3,572,190

Houston, TX, Airport System Revenue, Special Facilities United Airlines, Inc., Airport Improvement Projects, AMT, 5.0%, 7/15/2028	2,700,000	3,199,365

Houston, TX, Airport Systems Revenue, Special Facilities Continental Airlines, Inc. Terminal Projects, AMT, 6.625%, 7/15/2038	2,000,000	2,153,640

Lewisville, TX, Combination Contract Revenue, Special Assessment Capital Improvement District No. 4, 6.75%, 10/1/2032	640,000	640,960

Matagorda County, TX, Navigation District No. 1, Pollution Control Revenue, AEP Texas Central Co. Project, Series A, 4.4%, 5/1/2030, INS: AMBAC	11,000,000	12,250,040

Matagorda County, TX, Navigation District No. 1, Pollution Control Revenue, Central Power & Light Co. Project, Series A, 6.3%, 11/1/2029	3,000,000	3,069,960

Mission, TX, Economic Development Corp. Revenue, Senior Lien-Natgasoline Project, AMT, 144A, 4.625%, 10/1/2031	3,125,000	3,346,125

Newark, TX, Higher Education Finance Corp., Education Revenue, Austin Achieve Public School, Inc., 5.0%, 6/15/2048	1,440,000	1,471,205

Red River, TX, Health Facilities Development Corp., Retirement Facilities Revenue, MRC Crossings Project, Series A, 8.0%, 11/15/2049	1,715,000	2,030,234

San Antonio, TX, Convention Center Hotel Finance Corp., Contract Revenue, Empowerment Zone, Series A, AMT, 5.0%, 7/15/2039, INS: AMBAC	8,000,000	8,002,640

Tarrant County, TX, Cultural Education Facilities Finance Corp. Revenue, Trinity Terrace Project, The Cumberland Rest, Inc., Series A-1, 5.0%, 10/1/2044	1,575,000	1,698,102

Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facilities Revenue, Northwest Senior Housing Corp., 5.25%, 11/15/2047	5,000,000	5,003,050

Temple, TX, Tax Increment, Reinvestment Zone No. 1, Series A, 144A, 5.0%, 8/1/2038	2,830,000	3,064,182

Texas, Dallas/Fort Worth International Airport Revenue:

Series D, 5.0%, 11/1/2035	2,715,000	2,832,397

Series A, 5.25%, 11/1/2038	15,000,000	15,685,500

Texas, Love Field Airport Modernization Corp., Special Facilities Revenue, Southwest Airlines Co. Project, 5.25%, 11/1/2040	7,445,000	7,751,585

The accompanying notes are an integral part of the financial statements.

28	|	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)

Texas, New Hope Cultural Education Facilities Finance Corp., Retirement Facilities Revenue, Legacy Midtown Park, Inc. Project, Series A, 5.5%, 7/1/2054	2,250,000	2,348,190

Texas, New Hope Cultural Education Facilities Finance Corp., Retirement Facilities Revenue, Presbyterian Village North Project:

5.0%, 10/1/2039	1,820,000	1,945,780

5.25%, 10/1/2049	4,545,000	4,930,825

Texas, New Hope Cultural Education Facilities Finance Corp., Senior Living Revenue, Bridgemoor Plano Project, Series A, 7.25%, 12/1/2053	2,000,000	2,090,600

Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue, 5.5%, 8/1/2020	7,000,000	7,268,170

Texas, State Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Series D, 6.25%, 12/15/2026	19,320,000	22,652,507

Texas, State Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue, 5.0%, 12/15/2030	1,670,000	1,822,605

Texas, State Private Activity Bond, Surface Transportation Corp. Revenue, Senior Lien, North Tarrant Express Mobility Partners Segments LLC, AMT, 6.75%, 6/30/2043	2,220,000	2,584,724

Travis County, TX, Health Facilities Development Corp. Revenue, Westminster Manor Health:

7.0%, 11/1/2030	160,000	166,448

Prerefunded, 7.125%, 11/1/2040	3,580,000	3,855,338

		143,123,749

Utah 0.3%
Utah, State Charter School Financing Authority Revenue, Freedom Academy Foundation Project, 144A, 5.375%, 6/15/2048	3,180,000	3,274,955

Virginia 1.6%

Prince William County, VA, Industrial Development Authority, Residential Care Facilities, Westminster at Lake Ridge:

5.0%, 1/1/2037	1,000,000	1,092,710

5.0%, 1/1/2046	1,530,000	1,660,280

Roanoke County, VA, Economic Development Authority, RSDL Care Facilities Revenue, Series A, 5.375%, 9/1/2054	1,500,000	1,544,535

Virginia, Marquis Community Development Authority Revenue:

Series C, Zero Coupon, 9/1/2041	7,906,000	447,163

Series B, 5.625%, 9/1/2041	5,332,000	3,557,670

Virginia, Marquis Community Development Authority Revenue, Convertible Cabs, 144A, Step-up Coupon, 0% to 9/1/2021, 7.5% to 9/1/2045	1,640,000	1,205,728

Virginia, Mosaic District Community Development Authority Revenue, Series A, 6.875%, 3/1/2036	2,000,000	2,124,820

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	29

	Principal Amount ($)	Value ($)

Virginia, Peninsula Town Center, Community Development Authority Revenue, Special Obligation:

144A, 5.0%, 9/1/2037	1,400,000	1,510,642

144A, 5.0%, 9/1/2045	2,100,000	2,247,609

Virginia, State Small Business Financing Authority Revenue, Elizabeth River Crossings LLC Project, AMT, 6.0%, 1/1/2037	1,640,000	1,816,021

		17,207,178

Washington 1.9%

Klickitat County, WA, Public Hospital District No. 2 Revenue, Skyline Hospital:

5.0%, 12/1/2037	1,025,000	1,068,850

5.0%, 12/1/2046	1,365,000	1,413,894

Washington, Port of Seattle Revenue, Series A, AMT, 5.0%, 5/1/2033	4,000,000	4,750,680

Washington, Port of Seattle, Industrial Development Corp., Special Facilities- Delta Airlines, AMT, 5.0%, 4/1/2030	2,000,000	2,178,100

Washington, State Housing Finance Commission, Reference Judson Park Project, 144A, 5.0%, 7/1/2048	550,000	582,945

Washington, State Housing Finance Commission, Rockwood Retirement Communities Project, Series A, 144A, 7.375%, 1/1/2044	6,000,000	6,876,480

Washington, State Housing Finance Commission, The Hearthstone Project:

Series A, 144A, 5.0%, 7/1/2038	775,000	822,562

Series A, 144A, 5.0%, 7/1/2048	1,735,000	1,821,420

Series A, 144A, 5.0%, 7/1/2053	1,125,000	1,177,594

		20,692,525

West Virginia 1.0%

Monongalia County, WV, Commission Special District Excise Tax Revenue, University Town Center, Series A, 144A, 5.75%, 6/1/2043	500,000	529,860

West Virginia, State Hospital Finance Authority Revenue, Charleston Medical Center, Series A, 5.625%, 9/1/2032	3,080,000	3,110,800

West Virginia, State Hospital Finance Authority Revenue, Thomas Health Systems:

6.5%, 10/1/2028	7,000,000	5,269,740

6.5%, 10/1/2038	3,000,000	2,230,950

		11,141,350
Wisconsin 4.3%

Wisconsin, Health Educational Facilities Authority, Covenant Communities, Inc. Project:

Series A-1, 5.0%, 7/1/2043	4,000,000	4,397,600

Series B, 5.0%, 7/1/2048	910,000	968,449

The accompanying notes are an integral part of the financial statements.

30	|	DWS Strategic High Yield Tax-Free Fund

	Principal Amount ($)	Value ($)

Wisconsin, Public Finance Authority Revenue, Procure Proton Therapy Center, Series A, 144A, 7.0%, 7/1/2048	2,500,000	2,840,700

Wisconsin, Public Finance Authority, Apartment Facilities Revenue, Senior Obligation Group, AMT, 5.0%, 7/1/2042	3,500,000	3,731,385

Wisconsin, Public Finance Authority, Education Revenue, Mountain Island Charter School Ltd.:

5.0%, 7/1/2047	2,000,000	2,127,820

5.0%, 7/1/2052	910,000	962,962

Wisconsin, Public Finance Authority, Education Revenue, North Carolina Leadership Academy, 144A, 5.0%, 6/15/2049	520,000	543,800

Wisconsin, Public Finance Authority, Hospital Revenue, Series A, 4.0%, 10/1/2049	5,000,000	5,355,350

Wisconsin, Public Finance Authority, Senior Living Revenue, Mary’s Woods at Marylhurst Project, Series A, 144A, 5.25%, 5/15/2047	4,545,000	4,894,692

Wisconsin, Public Finance Authority, Student Housing Revenue, Nevada State College, 144A, 5.0%, 5/1/2055	6,750,000	7,150,073

Wisconsin, State Health & Educational Facilities Authority Revenue, Aurora Health Care, Inc., Series A, Prerefunded, 5.625%, 4/15/2039	8,160,000	8,449,843

Wisconsin, State Health & Educational Facilities Authority Revenue, Benevolent Corp. Cedar Community Project:

5.0%, 6/1/2037	1,110,000	1,188,810

5.0%, 6/1/2041	955,000	1,015,404

Wisconsin, State Health & Educational Facilities Authority, St. John’s Communities, Inc. Project:

Series A, 5.0%, 9/15/2040	200,000	209,952

Series A, 5.0%, 9/15/2045	270,000	282,347

Series A, 5.0%, 9/15/2050	1,080,000	1,127,218

Wisconsin, State Health & Educational Facilities Authority, St. John’s Communities, Inc. Project:, Series B, 5.0%, 9/15/2045	1,000,000	1,035,690

		46,282,095
Total Municipal Bonds and Notes (Cost $997,826,646)		1,054,337,339

Other Municipal Related 0.0%

Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facilities Revenue, Mirador Project:

Series A, 5.0%, 11/15/2055*	3,430,000	34,300

Series A, 4.875%, 11/15/2048*	1,000,000	10,000

Total Other Municipal Related (Cost $0)		44,300

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	31

	Principal Amount ($)	Value ($)

Underlying Municipal Bonds of Inverse Floaters (b) 4.3%
Massachusetts 1.6%
Massachusetts, State School Building Authority, Sales Tax Revenue, Series C, 144A, 5.0%, 8/15/2037 (c)	15,000,000	17,562,113

Trust: Massachusetts, State School Building Authority, Series 2016-XM0239, 144A, 13.76%, 8/15/2023, Leverage Factor at purchase date: 4 to 1

Michigan 1.1%
Michigan, State Building Authority Revenue, Facilities Program, Series I, 144A, 5.0%, 4/15/2034 (c)	10,000,000	11,774,357

Trust: State Building Authority Revenue, Series 2015-XM0123, 144A, 10.6%, 10/15/2023, Leverage Factor at purchase date: 3 to 1

Washington 1.6%
Washington, State General Obligation, Series A-1, 144A, 5.0%, 8/1/2037 (c)	15,000,000	17,434,650

Trust: State General Obligation, Series XM0127, 144A, 13.76%, 8/1/2023, Leverage Factor at purchase date: 4 to 1

Total Underlying Municipal Bonds of Inverse Floaters (Cost $44,542,849)		46,771,120

	Shares	Value ($)
Open-End Investment Companies 0.4%
BlackRock Liquidity Funds MuniCash Portfolio, Institutional Shares, 1.341%*** (Cost $4,514,091)	4,513,156	4,514,090

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,046,883,586)	101.6	1,105,666,849
Floating Rate Notes (b)	(2.7)	(29,170,000)
Other Assets and Liabilities, Net	1.1	11,918,497

Net Assets	100.0	1,088,415,346

The accompanying notes are an integral part of the financial statements.

32	|	DWS Strategic High Yield Tax-Free Fund

The following table represents bonds that are in default:

Security	Coupon	Maturity Date	Principal Amount ($)	Cost ($)	Value ($)
Connecticut, Mashantucket Western Pequot Tribe Bond*	6.05%	7/1/2031	19,161,053	12,391,457	656,266
Puerto Rico, Electric Power Authority Revenue, Series TT*	5.0%	7/1/2025	920,000	737,276	736,000
Puerto Rico, Electric Power Authority Revenue, Series WW*	5.5%	7/1/2038	2,900,000	2,341,826	2,334,500
				15,470,559	3,726,766

*	Non-income producing security.

**

Variable or floating rate security. These securities are shown at their current rate as of May 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***	Current yield; not a coupon rate.

(a)	When-issued security.

(b)

Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund. The Floating Rate Notes represents leverage to the Fund and is the amount owed to the floating rate note holders.

(c)

Security forms part of the below inverse floater. The Fund accounts for these inverse floaters as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

GTY: Guaranty Agreement

INS: Insured

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	33

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Municipal Investments (d)	$—	$1,101,152,759	$—	$1,101,152,759
Open-End Investment Companies	4,514,090	—	—	4,514,090
Total	$4,514,090	$1,101,152,759	$—	$1,105,666,849

(d)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

34	|	DWS Strategic High Yield Tax-Free Fund

Statement of Assets and Liabilities

as of May 31, 2019

Assets
Investments in non-affiliated securities, at value (cost $1,046,883,586)	$1,105,666,849
Receivable for investments sold	35,000
Receivable for Fund shares sold	195,201
Interest receivable	16,371,104
Other assets	52,126
Total assets	1,122,320,280

Liabilities
Cash overdraft	12,189
Payable for investments purchased — when-issued securities	2,005,160
Payable for Fund shares redeemed	1,091,171
Payable for floating rate notes issued	29,170,000
Distributions payable	472,728
Accrued management fee	475,920
Accrued Trustees’ fees	28,499
Other accrued expenses and payables	649,267
Total liabilities	33,904,934
Net assets, at value	$1,088,415,346

Net Assets Consist of
Distributable earnings (loss)	(24,068,452)
Paid-in capital	1,112,483,798
Net assets, at value	$1,088,415,346

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	35

Statement of Assets and Liabilities as of May 31, 2019 (continued)

Net Asset Value
Class A

Net Asset Value and redemption price per share ($194,967,205 ÷ 16,079,248 shares of capital stock outstanding, $.01 par value, unlimited shares authorized)	$12.13

Maximum offering price per share (100 ÷ 97.25 of $12.13)	$12.47
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($51,604,297 ÷ 4,253,277 shares of capital stock outstanding, $.01 par value, unlimited shares authorized)	$12.13
Class S

Net Asset Value, offering and redemption price per share ($660,955,020 ÷ 54,460,310 shares of capital stock outstanding, $.01 par value, unlimited shares authorized)	$12.14
Institutional Class

Net Asset Value, offering and redemption price per share ($180,888,824 ÷ 14,898,858 shares of capital stock outstanding, $.01 par value, unlimited shares authorized)	$12.14

The accompanying notes are an integral part of the financial statements.

36	|	DWS Strategic High Yield Tax-Free Fund

Statement of Operations

for the year ended May 31, 2019

Investment Income
Income:

Interest	$62,465,843
Expenses:

Management fee	5,997,294
Administration fee	1,315,905
Services to shareholders	2,061,392
Distribution and service fees	1,144,241
Custodian fee	19,653
Professional fees	105,335
Reports to shareholders	80,883
Registration fees	75,989
Trustees’ fees and expenses	57,012
Interest expense and fees on floating rate notes issued	653,067
Other	147,262
Total expenses before expense reductions	11,658,033
Expense reductions	(1,830,946)
Total expenses after expense reductions	9,827,087
Net investment income	52,638,756

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(1,486,910)
Change in net unrealized appreciation (depreciation) on investments	(6,863,663)
Net gain (loss)	(8,350,573)
Net increase (decrease) in net assets resulting from operations	$44,288,183

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	37

Statements of Changes in Net Assets

	Years Ended May 31,
Increase (Decrease) in Net Assets	2019	2018

Operations:

Net investment income (loss)	$52,638,756	$69,387,184
Net realized gain (loss)	(1,486,910)	22,777,315
Change in net unrealized appreciation (depreciation)	(6,863,663)	(50,869,484)
Net increase (decrease) in net assets resulting from operations	44,288,183	41,295,015
Distributions to shareholders:

Class A	(8,332,336)	(9,116,759)
Class C	(2,132,290)	(2,888,673)
Class S	(37,617,161)	(50,290,865)
Institutional Class	(7,235,673)	(7,775,317)
Total distributions	(55,317,460)	(70,071,614)*
Fund share transactions:

Proceeds from shares sold	169,320,537	159,021,183
Reinvestment of distributions	48,737,157	63,546,760
Payments for shares redeemed	(794,522,237)	(475,895,622)
Net increase (decrease) in net assets from Fund share transactions	(576,464,543)	(253,327,679)
Increase (decrease) in net assets	(587,493,820)	(282,104,278)
Net assets at beginning of year	1,675,909,166	1,958,013,444

Net assets at end of year	$1,088,415,346	$1,675,909,166 **

*

Includes distributions from net investment income of $8,897,334, $2,802,173, $49,169,970 and $7,612,874 for Class A, Class C, Class S and Institutional Class, respectively and distributions from net realized gains of $219,425, $86,500, $1,120,895 and $162,443 for Class A, Class C, Class S and Institutional Class, respectively.

**	Includes undistributed net investment income of $5,736,899.

The accompanying notes are an integral part of the financial statements.

38	|	DWS Strategic High Yield Tax-Free Fund

Financial Highlights

	Years Ended May 31,
Class A	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$12.08	$12.27	$12.59	$12.39	$12.49
Income from investment operations:

Net investment income	.46	.44	.49	.56	.56
Net realized and unrealized gain (loss)	.08 [d]	(.19)	(.33)	.20	(.11)
Total from investment operations	.54	.25	.16	.76	.45
Less distributions from:

Net investment income	(.46)	(.43)	(.47)	(.55)	(.55)
Net realized gains	(.03)	(.01)	(.01)	(.01)	—
Total distributions	(.49)	(.44)	(.48)	(.56)	(.55)
Net asset value, end of period	$12.13	$12.08	$12.27	$12.59	$12.39
Total Return (%)[a,b]	4.62	2.11	1.29	6.27	3.65

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	195	225	264	361	378
Ratio of expenses before expense reductions (including interest expense) (%)[c]	.98	.95	.95	.97	1.00
Ratio of expenses after expense reductions (including interest expense) (%)[c]	.91	.91	.93	.91	.93
Ratio of expenses after expense reductions (excluding interest expense) (%)	.86	.87	.88	.87	.87
Ratio of net investment income (%)	3.87	3.61	3.93	4.54	4.51
Portfolio turnover rate (%)	47	34	54	36	29

[a]	Total return does not reflect the effect of any sales charges.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

[d]	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	39

	Years Ended May 31,
Class C	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$12.09	$12.28	$12.59	$12.40	$12.50
Income from investment operations:

Net investment income	.37	.35	.39	.47	.47
Net realized and unrealized gain (loss)	.07 [d]	(.19)	(.31)	.19	(.12)
Total from investment operations	.44	.16	.08	.66	.35
Less distributions from:

Net investment income	(.37)	(.34)	(.38)	(.46)	(.45)
Net realized gains	(.03)	(.01)	(.01)	(.01)	—
Total distributions	(.40)	(.35)	(.39)	(.47)	(.45)
Net asset value, end of period	$12.13	$12.09	$12.28	$12.59	$12.40
Total Return (%)[a,b]	3.75	1.35	.61	5.40	2.88

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	52	88	109	138	144
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.75	1.71	1.72	1.73	1.76
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.66	1.66	1.68	1.66	1.68
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.61	1.62	1.63	1.62	1.62
Ratio of net investment income (%)	3.10	2.86	3.18	3.79	3.76
Portfolio turnover rate (%)	47	34	54	36	29

[a]	Total return does not reflect the effect of any sales charges.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

[d]	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

The accompanying notes are an integral part of the financial statements.

40	|	DWS Strategic High Yield Tax-Free Fund

	Years Ended May 31,
Class S	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$12.09	$12.28	$12.60	$12.40	$12.50
Income from investment operations:

Net investment income	.49	.47	.51	.59	.59
Net realized and unrealized gain (loss)	.08 [c]	(.18)	(.32)	.20	(.11)
Total from investment operations	.57	.29	.19	.79	.48
Less distributions from:

Net investment income	(.49)	(.47)	(.50)	(.58)	(.58)
Net realized gains	(.03)	(.01)	(.01)	(.01)	—
Total distributions	(.52)	(.48)	(.51)	(.59)	(.58)
Net asset value, end of period	$12.14	$12.09	$12.28	$12.60	$12.40
Total Return (%)[a]	4.88	2.37	1.55	6.54	3.91

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	661	1,204	1,336	873	824
Ratio of expenses before expense reductions (including interest expense) (%)[b]	.84	.81	.82	.78	.83
Ratio of expenses after expense reductions (including interest expense) (%)[b]	.66	.66	.68	.66	.68
Ratio of expenses after expense reductions (excluding interest expense) (%)	.61	.62	.63	.62	.62
Ratio of net investment income (%)	4.07	3.86	4.16	4.79	4.76
Portfolio turnover rate (%)	47	34	54	36	29

[a]	Total return would have been lower had certain expenses not been reduced.

[b]

Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

[c]	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

The accompanying notes are an integral part of the financial statements.

DWS Strategic High Yield Tax-Free Fund	|	41

	Years Ended May 31,
Institutional Class	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$12.10	$12.29	$12.60	$12.40	$12.50
Income from investment operations:

Net investment income	.49	.47	.51	.59	.59
Net realized and unrealized gain (loss)	.07 [c]	(.18)	(.31)	.20	(.11)
Total from investment operations	.56	.29	.20	.79	.48
Less distributions from:

Net investment income	(.49)	(.47)	(.50)	(.58)	(.58)
Net realized gains	(.03)	(.01)	(.01)	(.01)	—
Total distributions	(.52)	(.48)	(.51)	(.59)	(.58)
Net asset value, end of period	$12.14	$12.10	$12.29	$12.60	$12.40
Total Return (%)[a]	4.80	2.37	1.64	6.51	3.91

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	181	159	250	189	298
Ratio of expenses before expense reductions (including interest expense) (%)[b]	.70	.70	.69	.75	.75
Ratio of expenses after expense reductions (including interest expense) (%)[b]	.66	.66	.67	.66	.68
Ratio of expenses after expense reductions (excluding interest expense) (%)	.61	.62	.62	.62	.62
Ratio of net investment income (%)	4.13	3.86	4.17	4.80	4.76
Portfolio turnover rate (%)	47	34	54	36	29

[a]	Total return would have been lower had certain expenses not been reduced.

[b]

Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

[c]	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

The accompanying notes are an integral part of the financial statements.

42	|	DWS Strategic High Yield Tax-Free Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Strategic High Yield Tax-Free Fund (the “Fund”) is a diversified series of Deutsche DWS Municipal Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective on August 10, 2018, Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information

DWS Strategic High Yield Tax-Free Fund	|	43

provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board, whose valuations are intended to reflect the mean between the bid and asked prices. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the

44	|	DWS Strategic High Yield Tax-Free Fund

company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate long-term municipal bond into a special purpose Tender Offer Bond trust (the “TOB Trust”). In turn the TOB Trust issues a short-term floating rate note and an inverse floater. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond’s par amount and is sold to a third party, usually a tax-exempt money market fund. The Fund receives the proceeds from the sale of the short-term floating rate note and uses the cash proceeds to make additional investments. The short-term floating rate note represents leverage to the Fund. The Fund, as the holder of the inverse floater, has full exposure to any increase or decrease in the value of the underlying bond. The income stream from the underlying bond in the TOB Trust is divided between the floating rate note and the inverse floater. The inverse floater earns all of the interest from the underlying long-term fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the TOB Trust. The floating rate notes issued by the TOB Trust are valued at cost, which approximates fair value.

By holding the inverse floater, the Fund has the right to collapse the TOB Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption “Payable for floating rate notes issued” in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the TOB Trust are included in “Interest expense and fees on floating rate notes issued” in the Statement of Operations. The weighted average outstanding daily balance of the floating rate notes issued during the year ended May 31, 2019 was approximately $29,160,000, with a weighted average interest rate of 2.24%.

DWS Strategic High Yield Tax-Free Fund	|	45

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the TOB Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the TOB Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund’s inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The TOB Trust could be terminated outside of the Fund’s control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

The final rules implementing Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) preclude banking entities from sponsoring and/or providing services to existing TOB Trusts. In response to these rules, investment market participants have developed TOB Trust structures that are designed to ensure that banking entities do not sponsor TOB Trusts in violation of the Volcker Rule. All Fund TOB Trusts are structured to be in compliance with the Volcker Rule. A Volcker-compliant TOB Trust structure is similar to pre-Volcker TOB Trust structures. The ultimate impact of the Volcker Rule on the inverse floater market and the municipal market generally is not yet certain. Such changes could make early unwinds of TOB Trusts more likely, may make the use of TOB Trusts more expensive, and may make it more difficult to use TOB Trusts in general. The new rules may also expose the Fund to additional risks, including, but not limited to, compliance, securities law and operational risks.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

46	|	DWS Strategic High Yield Tax-Free Fund

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders.

At May 31, 2019, the Fund had net tax basis capital loss carryforwards of approximately $89,469,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($80,823,000) and long-term losses ($8,646,000).

The Fund has reviewed the tax positions for the open tax years as of May 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in inverse floaters transactions, certain securities sold at a loss, accretion of market discount on debt securities and expired capital loss carryforwards. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2019, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$6,846,756
Undistributed ordinary income*	$163,561
Capital loss carryforwards	$(89,469,000)
Net unrealized appreciation (depreciation) on investments	$62,055,814

At May 31, 2019, the aggregate cost of investments for federal income tax purposes was $1,014,441,035. The net unrealized appreciation for all investments based on tax cost was $62,055,814. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $86,541,469 and aggregate

DWS Strategic High Yield Tax-Free Fund	|	47

gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $24,485,655.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended May 31,
	2019	2018
Distributions from tax-exempt income	$52,041,841	$68,482,351
Distributions from ordinary income*	$3,275,619	$1,589,263

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended May 31, 2019, purchases and sales of investment securities (excluding short-term investments) aggregated $631,197,135 and $1,211,955,243, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other

48	|	DWS Strategic High Yield Tax-Free Fund

contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $300 million of the Fund’s average daily net assets	.515%
Next $200 million of such net assets	.465%
Next $500 million of such net assets	.440%
Next $500 million of such net assets	.420%
Next $500 million of such net assets	.410%
Over $2 billion of such net assets	.400%

Accordingly, for the year ended May 31, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate rate (exclusive of any applicable waivers/reimbursements) of 0.46% of the Fund’s average daily net assets.

For the period from June 1, 2018 through September 30, 2018, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	.87%
Class C	1.62%
Class S	.62%
Institutional Class	.62%

Effective October 1, 2018 through September 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	.85%
Class C	1.60%
Class S	.60%
Institutional Class	.60%

DWS Strategic High Yield Tax-Free Fund	|	49

For the year ended May 31, 2019, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$145,943
Class C	56,323
Class S	1,551,200
Institutional Class	77,480
$1,830,946

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2019, the Administration Fee was $1,315,905, of which $92,185 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2019
Class A	$11,869	$1,978
Class C	2,400	385
Class S	78,341	12,549
Institutional Class	4,080	696
	$96,690	$15,608

In addition, for the year ended May 31, 2019, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$164,677
Class C	62,172
Class S	1,597,687
Institutional Class	90,748
$1,915,284

50	|	DWS Strategic High Yield Tax-Free Fund

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended May 31, 2019, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2019
Class C	$482,097	$32,969

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2019, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2019	Annual Rate
Class A	$501,710	$83,690	.25%
Class C	160,434	21,951	.25%
	$662,144	$105,641

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2019, aggregated $3,407.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended May 31, 2019, the CDSC for Class C shares aggregated $810. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2019, DDI received $8,463 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended May 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $24,694, of which $10,814 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

DWS Strategic High Yield Tax-Free Fund	|	51

Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers or common trustees. During the year ended May 31, 2019, the Fund engaged in securities purchases of $205,575,000 and securities sales of $196,760,000 with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

D. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2019.

52	|	DWS Strategic High Yield Tax-Free Fund

F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2019		Year Ended May 31, 2018
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	3,639,566	$43,195,598	2,006,333	$24,543,592
Class C	227,134	2,696,306	271,667	3,323,171
Class S	4,386,636	52,242,475	8,730,665	106,459,909
Institutional Class	5,983,349	71,186,158	2,022,992	24,694,511
		$169,320,537		$159,021,183

Shares issued to shareholders in reinvestment of distributions
Class A	627,015	$7,446,044	653,937	$7,967,302
Class C	149,629	1,778,348	196,122	2,391,058
Class S	2,880,155	34,262,491	3,763,812	45,888,483
Institutional Class	441,779	5,250,274	597,312	7,299,917
		$48,737,157		$63,546,760

Shares redeemed
Class A	(6,847,825)	$(81,158,110)	(5,475,689)	$(66,704,791)
Class C	(3,368,937)	(40,186,127)	(2,063,634)	(25,141,073)
Class S	(52,368,194)	(618,029,838)	(21,662,386)	(263,687,998)
Institutional Class	(4,651,642)	(55,148,162)	(9,860,309)	(120,361,760)
		$(794,522,237)		$(475,895,622)

Net increase (decrease)
Class A	(2,581,244)	$(30,516,468)	(2,815,419)	$(34,193,897)
Class C	(2,992,174)	(35,711,473)	(1,595,845)	(19,426,844)
Class S	(45,101,403)	(531,524,872)	(9,167,909)	(111,339,606)
Institutional Class	1,773,486	21,288,270	(7,240,005)	(88,367,332)
		$(576,464,543)		$(253,327,679)

DWS Strategic High Yield Tax-Free Fund	|	53

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Deutsche DWS Municipal Trust and Shareholders of DWS Strategic High Yield Tax-Free Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Strategic High Yield Tax-Free Fund (the “Fund”) (one of the funds constituting Deutsche DWS Municipal Trust) (the “Trust”), including the investment portfolio, as of May 31, 2019, and the related statements of operations and changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Municipal Trust) at May 31, 2019, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended May 31, 2018, and the financial highlights for the years ended May 31, 2015, May 31, 2016, May 31, 2017 and May 31, 2018, were audited by another independent registered public accounting firm whose report, dated July 24, 2018, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of

54	|	DWS Strategic High Yield Tax-Free Fund

material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

July 25, 2019

DWS Strategic High Yield Tax-Free Fund	|	55

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2018 to May 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

56	|	DWS Strategic High Yield Tax-Free Fund

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2019 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/19	$1,058.70	$1,053.90	$1,060.00	$1,060.00
Expenses Paid per $1,000*	$4.67	$8.50	$3.39	$3.39

Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/19	$1,020.39	$1,016.65	$1,021.64	$1,021.64
Expenses Paid per $1,000*	$4.58	$8.35	$3.33	$3.33

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Strategic
High Yield Tax-Free Fund†	.91%	1.66%	.66%	.66%

†	Includes interest expense and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities of 0.06% for each class.

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

Of the dividends paid from net investment income for the taxable year ended May 31, 2019, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS Strategic High Yield Tax-Free Fund	|	57

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Strategic High Yield Tax-Free Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

58	|	DWS Strategic High Yield Tax-Free Fund

invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2017. The Board noted the disappointing

DWS Strategic High Yield Tax-Free Fund	|	59

investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board noted that, in connection with the 2016 contract renewal process, DIMA agreed to implement a new management fee breakpoint. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the

60	|	DWS Strategic High Yield Tax-Free Fund

estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief

DWS Strategic High Yield Tax-Free Fund	|	61

compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

62	|	DWS Strategic High Yield Tax-Free Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	82	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	82	Portland General Electric[2] (utility company) (2003– present)

DWS Strategic High Yield Tax-Free Fund	|	63

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	82	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	82	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	82	Director, Aberdeen Japan Fund (since 2007)

64	|	DWS Strategic High Yield Tax-Free Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	82	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	82	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	82	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	82	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)

DWS Strategic High Yield Tax-Free Fund	|	65

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,9] (1966) Chief Financial Officer and Treasurer, since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[10] (1984) Assistant Secretary, since February 8, 2019	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

[10]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

66	|	DWS Strategic High Yield Tax-Free Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Strategic High Yield Tax-Free Fund	|	67

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This wellresourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	NOTAX	NOTCX	SHYTX	NOTIX
CUSIP Number	25158T 103	25158T 301	25158T 400	25158T 509
Fund Number	152	352	2008	512

68	|	DWS Strategic High Yield Tax-Free Fund

Notes

Notes

Notes

DSHYTFF-2

(R-027921-8 7/19)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Strategic High Yield Tax Free fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended May 31, 2019 and the amount of fees that PricewaterhouseCoopers, LLP (“PwC”), the Fund’s prior Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended May 31, 2018. The Audit Committee approved in advance all audit services and non-audit services that EY or PwC provided to the Fund while serving as the Independent Registered Public Accounting Firm.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2019	$55,933	$0	$7,454	$0
2018	$96,439	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended May 31, 2019 and the amount of fees billed by PwC to the Adviser and any Affiliated Fund Service provider for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended May 31, 2018.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2019	$0	$1,545,773	$0
2018	$0	$0	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. EY also billed $208,775 for tax services during the Fund’s fiscal year ended May 31, 2018.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s fiscal year ended May 31, 2019 and the amount of fees that PwC billed during the Fund’s fiscal year ended May 31, 2018 for non-audit services . The Audit Committee pre-approved all non-audit services that EY or PwC, while serving as Independent Registered Public Accounting Firm, provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY and PwC about any non-audit services that EY or PwC rendered to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s and PwC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2019	$7,454	$1,545,773	$0	$1,553,227
2018	$0	$0	$0	$0

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities. EY also billed $208,775 for tax services during the Fund’s fiscal year ended May 31, 2018.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to each principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee of certain lending relationships of EY with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that EY had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(a)(3)	Not applicable

	(a)(4)(i)	Certification pursuant to Item 4.01 of Form 8-K under the Exchange Act (17 CFR 249.308) is attached hereto.

	(a)(4)(ii)	Letter from former accountant pursuant to Item 304(a) under Regulation S-K is attached hereto.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic High Yield Tax-Free Fund, a series of Deutsche DWS Municipal Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/2/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/2/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	8/2/2019